SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2007

Petroleum Development Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	0-7246	95-2636730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Genesis Boulevard, Bridgeport, WV    26330
(Address of Principal Executive Offices)

304-842-3597
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 4.01.	Change in Registrants Certifying Accountant

(a) Dismissal of Current Accountants

On May 24, 2007, the Audit Committee of the Board of Directors of Petroleum Development Corporation (the "Company" or "PDC") recommended, and the Board of Directors ratified, the dismissal of KPMG LLP ("KPMG") as its principal accountants.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

The audit report of KPMG on the Company’s consolidated financial statements as of December 31, 2006, and for the year then ended, dated May 22, 2007, indicated that, as described in Note 1 to such consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, and the Company changed its method of quantifying errors based on SEC Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, in 2006.

The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that:

1) KPMG's report as of December 31, 2006, includes an explanatory paragraph stating that “The Company acquired Unioil on December 6, 2006, and management excluded from its assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2006, Unioil’s internal control over financial reporting associated with total assets of $26.1 million and total revenues of $0.3 million included in the consolidated financial statements of the Company as of and for the year ended December 31, 2006. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Unioil.”

2) KPMG’s reports indicate that the Company did not maintain effective internal control over financial reporting as of December 31, 2006 and 2005, because of the effect of material weaknesses on the achievement of the objectives of the control criteria as described below:

Material Weaknesses as of December 31, 2006

•
The Company did not have effective policies and procedures to ensure the timely reconciliation, review and adjustment of significant balance sheet and income statement accounts. As a result, material misstatements were identified during the Company's closing process in certain significant balance sheet and income statement accounts of the Company’s 2006 consolidated financial statements. This deficiency resulted in a more than remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise to ensure proper accounting for derivative instruments. Specifically, the Company’s internal control processes did not ensure the completeness of all derivative contracts related to oil and gas sales, and also did not ensure the determination of the fair value of certain derivatives. As a result, misstatements were identified in the fair value of derivatives and related income statement accounts of the Company’s 2006 consolidated financial statements. This deficiency resulted in a more than remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures to ensure proper accounting for oil and gas properties. Specifically, the Company’s review procedures were not sufficient to ensure that the calculations of depreciation and depletion were performed accurately and that the capitalization of costs was performed in accordance with the applicable authoritative accounting guidance. As a result, misstatements were identified in 2006 in depreciation, depletion and amortization expense of the Company’s consolidated financial statements. This deficiency resulted in a more than remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

Material Weaknesses as of December 31, 2005

The Company did not have effective policies and procedures, and was not adequately staffed with accounting personnel possessing an appropriate level of technical expertise in U.S. generally accepted accounting principles, as further described below:

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise, to properly account for derivative transactions in accordance with generally accepted accounting principles. Specifically, the Company's policies and procedures relating to derivatives transactions were not designed effectively to ensure that each of the requirements for hedge accounting was evaluated appropriately with respect to the Company's commodity based derivatives. Additionally, the Company's policies and procedures relating to the derivative transactions entered into on behalf of affiliated partnerships were not adequate to ensure these transactions were recorded properly in the financial statements. As a result, a misstatement was identified in the fair value of derivatives and the oil and gas price risk management loss accounts that was corrected prior to the issuance of the Company's 2005 consolidated financial statements. This deficiency results in more than a remote likelihood that a material misstatement of the Company's annual or interim consolidated financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise, to ensure compliance with appropriate accounting principles for its oil and gas properties. Specifically, the Company's policies and procedures were not designed effectively to ensure that the calculation of depreciation and depletion and the determination of impairments were performed in accordance with the applicable authoritative accounting guidance. As a result, misstatements were identified in the accumulated depreciation, depletion and amortization and the depreciation, depletion and amortization expense accounts that was corrected prior to the issuance of the Company's 2005 consolidated financial statements. This deficiency results in more than a remote likelihood that a material misstatement of the Company's annual or interim consolidated financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise, to ensure proper accounting and disclosure for income taxes. Specifically, the Company's policies and procedures did not provide for appropriate control documentation or supervisory review of permanent and temporary differences, or assessment of tax reserves to ensure that they were properly reflected and disclosed in the Company's financial statements. As a result, misstatements were identified in the deferred income tax liability and income tax expense accounts in the Company's preliminary 2005 consolidated financial statements. This deficiency results in more than a remote likelihood that a material misstatement of the Company's annual or interim consolidated financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise, to ensure that its accounting for asset retirement obligations complied with generally accepted accounting principles. Specifically, the Company's policies and procedures regarding the estimate of the fair value of the asset retirement obligations were not designed effectively to ensure that it was estimated in accordance with FAS No. 143, Asset Retirement Obligations. This deficiency results in more than a remote likelihood that a material misstatement of the Company's annual or interim consolidated financial statements would not be prevented or detected.

•
The Company did not have effective policies and procedures, or personnel with sufficient technical expertise, to provide for adequate monitoring and assessment of the application of accounting principles, standards or rules as it relates to proportionate consolidation in a timely manner. As a result of this control deficiency, the Company did not appropriately eliminate its proportionate share of transactions with the Company sponsored limited partnerships, which resulted in the restatement of the Company's financial statements for the first three quarters of 2005, the years ended December 31, 2004, 2003, 2002, and 2001 and each of the quarters in 2004 and 2003.

During the two years ended December 31, 2006, and the subsequent interim period through May 24, 2007, there were no: 1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its audit reports on the Company’s financial statements for such years, or 2) reportable events, except for the material weaknesses described above.

KPMG has been authorized to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of the foregoing.

The Company has provided KPMG with a copy of the foregoing statements and requested that KPMG furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the foregoing statements, and , if not, stating the respects in which KPMG does not agree. A letter from KPMG is attached as Exhibit 16 to this Form 8-K.

(b) Engagement of New Accountants

On May 24, 2007, the Audit Committee of the Board of Directors of the Company recommended and the Board of Directors ratified the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm with respect to its fiscal year ending December 31, 2007.

During the Company’s two most recent fiscal years ended December 31, 2006 and 2005, and through May 24, 2007, the Company did not consult with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that PwC concluded was an important factor considered by the Company in reaching a decision as to any of the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.

EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits.

16.	Letter from KPMG LLP to the Securities and Exchange Commission dated May 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	May 31, 2007

By:	/s/ Richard W. McCullough
Richard W. McCullough
Chief Financial Officer